UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2011

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 7.01	Regulation FD Disclosure

Beginning on January 28, 2011, New York Community Bancorp, Inc. (the “Company”) intends to distribute and make available to investors, and to post on its web site, a written presentation regarding its business model and its financial performance for the three and twelve months ended December 31, 2010.

Item 9.01	Financial Statements and Exhibits

(d)	Attached as Exhibit 99.1 is the text of a written presentation that the Company intends to distribute and make available to investors, and to post on its web site, beginning on January 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2011	NEW YORK COMMUNITY BANCORP, INC.

/S/ ILENE A. ANGAROLA
Ilene A. Angarola
Executive Vice President and Director
Investor Relations and Corporate Communications

EXHIBIT INDEX

Exhibit 99.1	Written presentation to be distributed and made available to investors, and posted on the Company’s web site, beginning on January 28, 2011.